UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2018

Jones Soda Co.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

66 S. Hanford Street, Suite 150 Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry Into a Material Definitive Agreement.

On March 23, 2018, Jones Soda Co., a Washington corporation (the “Company”), began offering subscriptions for convertible subordinated promissory notes (the “Convertible Notes”) to selected accredited investors pursuant to the terms of a Note Purchase Agreement (the “Note Purchase Agreement”). Up to $3,000,000 aggregate principal amount of Convertible Notes are being offered by the Company. The Company intends to use the proceeds from the Convertible Notes to fund its Lemoncocco and Fountain initiatives and for working capital and general corporate purposes. The initial offering closed on March 23, 2018, at which time $2,800,000 aggregate principal amount of Convertible Notes were issued to institutional investors and other accredited investors (collectively, the “Investors”), and the funds paid to the Company. Jennifer L. Cue, the Chief Executive Officer and President of the Company, was among the group of accredited investors, and agreed to purchase a $100,000 Convertible Note pursuant to the terms of the Convertible Note, the Note Purchase Agreement, and the Registration Rights Agreement (defined below). A copy of the Form of the Convertible Notes is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and incorporated by reference herein, and a copy of the Form of Note Purchase Agreement is attached to this Current Report as Exhibit 10.2 and incorporated by reference herein.

The Convertible Notes have a four-year term from the subscription date and bear interest at 6% per annum until maturity. The holders can convert the Convertible Notes at any time during the term to the number of shares of the Company common stock, no par value (the “Common Stock”), equal to the amount obtained by dividing (i) the amount of the unpaid principal and interest on the Convertible Note by (ii) $0.32.

Pursuant to the terms of a Registration Rights Agreement (the “Registration Rights Agreement”) that the Company entered with the Investors in connection with the offering of the Convertible Notes, the Company is required to file a registration statement that covers the shares of Common Stock issuable upon conversion of the Convertible Notes within 30 days from the final closing of the sale of the Convertible Notes and not later than 60 days from the initial closing. The failure on the part of the Company to file the registration statement may subject the Company to payment of certain monetary penalties. A copy of the Form of Registration Rights Agreement is attached to this Current Report as Exhibit 10.3 and incorporated by reference herein.

The foregoing descriptions of each of the Convertible Notes, the Note Purchase Agreement, and the Registration Rights Agreement (collectively, the “Transaction Documents”) contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Transaction Documents.

The issuance and sale of the Convertible Notes described in this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of these securities and is not offering securities to the public in connection with this issuance and sale.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.02. Results of Operations and Financial Condition.

On March 27, 2018, the Company issued a press release announcing its financial results for the fourth quarter ended December 31, 2017. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will discuss its results for the quarter and fiscal year ended December 31, 2017 on its scheduled conference call on March 27, 2018 at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). This call will be webcast and can be accessed by visiting our website at www.jonessoda.com or www.jonessoda.com/company/jones-press/webcasts. Investors may also listen to the call via telephone by dialing (323) 794-2093 (confirmation code: 5951356). In addition, a telephone replay will be available by dialing (412) 317-6671 (confirmation code: 5951356) through April 3, 2018, at 11:59 p.m. Eastern Time.

The information in this Current Report in Item 2.02 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained or incorporated in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02        Unregistered Sales of Equity Securities.

The information contained or incorporated in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.02         Election of Director

Appointment of New Director and Increased Size of Board

As a condition to the sale of the Convertible Notes, on March 23, 2018, the Board of Directors (the “Board”) of the Company voted to (i) increase the authorized size of the Board by one, from six to seven, effective March 23, 2018, and (ii) appointed Chris Beach to serve as a director of the Board with a term expiring at the Company’s 2018 annual meeting of shareholders.

Mr. Beach has 25 years of small company governance, investment and strategy experience, with a concentration in the consumer and business services sectors. Most recently, Mr. Beach served as a director of Kleinfeld Bridal, a luxury retailer, from 2012 to 2014. Mr. Beach also served as Director of Business Development for Dycom Industries, Inc., an engineering and construction company, where Mr. Beach was responsible for intellectual property commercialization and other new business opportunities.

There are no family relationships between Mr. Beach and any director or executive officer of the Company. Additionally, other than the Transaction Documents, there are no transactions between Mr. Beach and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the Company’s press release related to the matters described above is attached as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Convertible Note

10.2	Form of Note Purchase Agreement, by and among the Company and the accredited investors a party thereto.

10.3	Form of Registration Rights Agreement, by and among the Company and the accredited investors a party thereto.

99.01	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO.
(Registrant)

March 27, 2018	By:	/s/ Max Schroedl
Max Schroedl, Chief Financial Officer